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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     0-028176                 36-1433610
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois           60606
      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

         On January 31, 2005, Whitehall Jewellers, Inc. entered into the Second Amendment to the Second Amended and Restated Revolving Credit and Gold Consignment Agreement (the "Credit Agreement") dated as of July 29, 2003 by and among Whitehall, LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto, the Banks, ABN AMRO Bank, N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent. The purpose of the Second Amendment is to, among other things, amend the calculation of the Borrowing Base (as defined in the Credit Agreement) and amend certain financial and reporting covenants.

         The above summary of material provisions of the Second Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Second Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.                              Exhibit
-----------    --------------------------------------------------------------
   10.1        Second Amendment to Second Amended and Restated Revolving Credit
               and Gold Consignment Agreement.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHITEHALL JEWELLERS, INC.
                                              (Registrant)


                                        By:  /s/ John R. Desjardins
                                             -------------------------------
                                                John R. Desjardins
                                                Executive Vice President
                                                and Chief Financial Officer
Date: January 31, 2005



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                                  EXHIBIT INDEX

           The following exhibit is furnished herewith as noted below.

Exhibit No.                              Exhibit
-----------    --------------------------------------------------------------
   10.1        Second Amendment to Second Amended and Restated Revolving Credit
               and Gold Consignment Agreement.